UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: April 21, 2004
                        (Date of earliest event reported)

                                ATMEL CORPORATION
             (Exact name of registrant as specified in its charter)

  Delaware                      0-19032                         77-0051991
 ----------                     -------                         ----------
  (State of                   (Commission                     (IRS Employer
incorporation)                File Number)                  Identification No.)

                2325 Orchard Parkway, San Jose, California, 95131
                    (Address of principal executive offices)

                                 (408) 441-0311
              (Registrant's telephone number, including area code)
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Item 7.     Financial Statements and Exhibits

(c)         Exhibits

Exhibit No. Description

      99.1 Press Release, dated as of April 21, 2004, entitled "Atmel Delivers Second Consecutive Profitable Quarter"

Item 12.    Results of Operations and Financial Condition

            On April 21, 2004, Atmel Corporation issued a press reporting its results for the three months ended March 31, 2004. The press release is attached as Exhibit 99.1.

            This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ATMEL CORPORATION
                                          (Registrant)

Date: April 21, 2004                  By: /s/ Francis Barton
                                          ----------------------------------
                                          Francis Barton
                                          Executive Vice President and Chief
                                          Financial Officer


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

                                  Exhibit Index

Exhibit No. Description

      99.1 Press Release, dated as of April 21, 2004, entitled "Atmel Delivers Second Consecutive Profitable Quarter"


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